SUPPLEMENT DATED OCTOBER 14, 2022
TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2022
and the CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectus, Prospectus and Statement of Additional Information for VanEck ETF Trust (the “Trust”) regarding VanEck Russia ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Following Russia’s large-scale invasion of Ukraine on February 24, 2022, governments of the United States and many other countries have imposed economic sanctions on certain Russian individuals and Russian governmental, corporate and banking entities. A number of jurisdictions have also instituted broad sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and its currency have experienced and may continue to experience significant declines and increased volatility. The Russian securities markets were closed for a period of time and were reopened on March 24, 2022, but significant trading limitations have remained. There is no assurance that these disruptions will not continue.

In light of these circumstances, since March 3, 2022, the Fund has temporarily suspended new creations of its shares until further notice.

In addition, since March 4, 2022, Cboe BZX Exchange, Inc., the Fund’s listing exchange, has halted trading of shares of the Fund. There can be no assurance that trading of shares of the Fund will resume.

Under current circumstances, it is not expected that the Fund will meet its investment objective or investment strategies, and the Fund may experience increased tracking error, and, if or when trading in shares of the Fund resumes, significant premiums or discounts to the Fund’s NAV and wider bid-ask spreads.

If you have any questions, please call 1.800.826.2333.

Please retain this supplement for future reference.